UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

MICROVISION, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your Vote Counts! MICROVISION, INC. 2022 Annual Meeting Vote by May 31, 2022 11 :59 PM ET MICROVISION, INC. 6244 185TH AVE NE SUITE 100 REDMOND, WA 98052    You invested in MICROVISION, INC. and its time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 01, 2022. Get informed before you vote View the Combined Document online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 18, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a I number Virtually at: Vote Virtually at the Meeting* June 01, 2022 9:00AM PDT www.virtualshareholdermeeting.com/MVIS2022 *Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items Board Recommends 1. To elect the eight nominees for director named in the proxy statement. Nominees: 01) Simon Biddiscombe 04) Jeffrey A. Herbst 07) Mark B. Spitzer 02) Robert P. Carlile 05) Seval Oz 08) Brian V. Turner 03) Judith M. Curran 06) Sumit Sharma For 2. To approve the 2022 MicroVision, Inc. Equity Incentive Plan. 0For 3. To hold a non-binding advisory vote on the compensation of the Company’s named executive officers. For 4. To ratify the selection of Moss Adams LLP as the Company’s independent registered public accounting firm for the current fiscal year. OFor NOTE: The Board of Directors recommends a vote FOR the election of eight nominees for director, a vote FOR the 2022 MicroVision, Inc. Equity Incentive Plan, a vote FOR the approval, on an advisory basis, of the compensation of the Company’s named executive officers, and a vote FOR ratification of the selection of Moss Adams LLP as the Company’s independent registered public accounting firm.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.